THIS VARIABLE RATE CONVERTIBLE CREDIT LINE HAS BEEN ISSUED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), NAMELY REGULATION S, RULES 901 THROUGH 904, AND THEREFORE THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT.

VARIABLE RATE CONVERTIBLE CREDIT LINE

U.S. $5,000,000.00 **Date of Issuance: October 25, 2004**

Fidelis Energy, Inc., a Nevada corporation (the "Issuer"), promises to pay to **Chunuk Financial Corp.** (the "Lender"), subsequent to draws on the line of credit granted by Lender to Issuer, an amount or amounts not to exceed Five Million Dollars (US $5,000,000.00) (the "Principal"), plus interest ("Interest") at the annual rate of Libor plus 2% (the "Interest Rate") on the amount of Principal from time-to-time remaining unpaid.

1. Payments

(a) The entire unpaid Principal and any accumulated unpaid Interest thereon shall be due and payable on the second anniversary of the date of issuance hereof (the "Maturity Date").

(b) Interest shall be at the Wall Street Journal Libor rate shown on the last business day of each month, plus 2%, calculated on the basis of the actual number of days elapsed divided by three hundred sixty-five (365) and shall be payable, in arrears, on June 30th and December 31st of each year.

(c) Notwithstanding the foregoing, the Interest Rate shall not at any time exceed the maximum rate of interest permitted by applicable law in effect from time-to-time. In the event that the Interest Rate exceeds the maximum percentage permitted by applicable law in any interest period during the initial term or any extension of this Debenture, only the maximum percentage permissible shall then be charged but thereafter in any interest period or periods during which the rate is less than the maximum percentage permissible by applicable law in effect from time-to-time, the Interest Rate shall be increased so that the Lender, its successors or assigns, may collect interest in such amount as may have been charged pursuant to the terms of this Debenture, but which was not charged because of the limitation imposed by law.

(d) If the calculation of interest or the imposition of a charge in the rate of interest upon default or the payment of any fees or other charges which are construed to be interest under applicable law in effect from time-to-time, result in an effective rate of interest higher than that permitted to be paid, then such charges shall be reduced by a sum sufficient to result in an effective rate of interest permitted to be paid under applicable law.

(e) Upon Maturity Date of this Debenture, whether by acceleration or in due course, Interest shall be recalculated over the actual life of the loan based upon the amounts outstanding, and if the total amount of Interest theretofore paid exceeds the amount permitted to be paid, the excess shall be credited to Principal, or if such excess exceeds the Principal amount due hereunder, refunded to the Issuer.

(f) All payments made hereunder shall be made in lawful money of the United States of America without set-off, deduction or counterclaim.

2. Application of Payments. All payments hereunder shall first be applied to Interest and the remainder to Principal.

3. Prepayment. The Company may prepay all outstanding principal and accrued interest on this Debenture without penalty. After twelve months, should the Company elect to repay all or part of the principal amount of the loan, then a 5-business day advance notice must first be given to the Lender during which time the Lender must decide on whether to exercise its conversion privilege on that portion of funds to be repaid (per part 7 below). Should notice not be received by the Company from the Lender by 5:00 p.m. on the fifth business day following the notice of intent to repay, the Lender then forfeits the conversion privilege and must accept repayment of the indicated portion of the Loan per the terms set forth above.

4. Events of Default.

(a) The following shall constitute events of default:

(1) The nonpayment by the issuer within ten (10) days subsequent to notice thereof given to the Issuer by Lender of any payment of Principal, Interest or other sum due Lender hereunder.

(2) The termination of the Issuer's existence.

(3) The Issuer shall become the subject of an order or decree for relief, or a liquidation, assignee, custodian, sequestrator, trustee, or receiver shall be appointed for all or a substantial portion of its property in any insolvency proceeding under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, for its reorganization, dissolution, liquidation, or winding up, and such order, decree or appointment shall not be discharged or such jurisdiction relinquished or vacated or stayed within thirty-six (36) days.

(4) The Issuer voluntarily commences a bankruptcy or insolvency proceeding or consents to the entry of an order for relief in connection therewith or the appointment of a liquidator, assignee, custodian, sequestrator, trustee, or receiver of all or a substantial part of its property.

(b) Upon the occurrence of an event of default, the Lender, at its option, may declare the entire unpaid Principal balance of this Debenture, together with accrued Interest, to be immediately due and payable without notice or demand.

(c) In addition to payment of Interest and Principal, if upon an event of default the Lender declares the entire unpaid Principal balance of this Debenture, together with accrued Interest, to be immediately due and payable, the Lender shall be entitled to recover from the Issuer all the Lender's costs of collection, including the Lender's reasonable attorney's fees (whether incurred in connection with any judicial, bankruptcy, reorganization, administrative, appeals, or other proceedings and whether such fees or expenses arise before proceedings are commenced or after entry of any judgment), and all other expenses incurred in connection therewith.

5. Waivers. The Issuer and any endorsers, sureties, guarantors, and all others who are or may become liable for the payment hereof severally: (a) waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Debenture, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Debenture, (b) consent to all extensions of time, renewals, postponements of time of payment of this Debenture or other modifications hereof from time-to-time prior to or after maturity date hereof, whether by acceleration or in due course, without notice, consent or consideration to any of the foregoing, (c) agree to any substitution, exchange, addition or release of any of the security for the indebtedness evidenced by this Debenture or the addition or release of any party or person primarily or secondarily liable hereon, (d) agree that the Lender shall not be required first to institute any suit, or to exhaust its remedies against the undersigned or any other person or party liable hereunder or against the security in order to enforce the payment of this Debenture and (e) agree that, notwithstanding the occurrence of any of the foregoing (except by the express written release by Lender or any such person), the undersigned shall be and remain, jointly and severally directly and primarily liable for all sums due under this Debenture.

6. Miscellaneous Provisions.

(a) The term Lender as used herein shall mean any holder of this Debenture.

(b) Time is of the essence in this Debenture.

(c) The captions of sections of this Debenture are for convenience of reference only, and shall not affect the construction or interpretation of any of the terms and provisions set forth in this Debenture.

(d) This Debenture shall be construed, interpreted, enforced, and governed by and in accordance with the laws of the State of Arizona (excluding the principals thereof governing conflicts of law), and Federal law, in the event Federal law permits a higher rate of interest than Arizona law.

(e) If any portion or provision of this Debenture is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Debenture, and the remaining provisions and portions thereof shall continue in full force and effect.

(f) This Debenture may not be amended, extended, renewed, or modified nor shall any waiver of any provision hereof be effective, except by an instrument in writing executed by an authorized officer of this Lender. Any waiver of any provision hereof shall be effective only in the specific instance and for the specific purpose for which given.

7. Conversion Rights of Lender. The Lender shall have conversion rights as follows:

(a) The principal amount of Convertible Debenture shall be convertible, in part, at the option of the Issuer for the first six months and thereafter at the option of the Lender until such time as the Convertible Debenture is satisfied or liquidated. For purposes of determining the number of Conversion Shares to be issued to the Lender upon any such conversion, the price of

each of the Conversion Shares shall be conclusively deemed to be One Dollar per Preferred Series A Shares. The Preferred Series A Shares of the Issuer shall bear a certificate of designation, which shall provide for, among other items, that the shares shall be convertible to common stock on a basis equivalent to 20% of the common stock of the Company then outstanding, with the right of registration at the Company's expense. Upon conversion, any accrued interest shall be deemed a part of the conversion exchange.

(b) The conversion of this Convertible Debenture shall be effected on the day that the Lender receives notice from Issuer for the first six months and then as the Issuer receives notice from the Lender of a conversion at its principal executive office. In order to complete the conversion, the Convertible Debenture must be surrendered at the principal executive office of the Issuer during its usual business hours, within three business days of the notice. The notice must specify the dollar amount to be converted and the address to which the certificate(s) representing the Preferred Shares issuable upon conversion shall be delivered and shall include reasonable instructions for delivery thereof (the "Conversion Date").

(c) The Issuer shall at all times reserve and keep available out of its authorized common shares that are not outstanding the full number of common shares deliverable upon such conversion solely for the purpose of effecting the conversion of this Convertible Debenture.

(d) No fractional shares or scrip representing fractional shares shall be issued upon the conversion hereof. If any such conversion would otherwise require the issuance of a fractional share, the number of common shares to be issued shall be rounded to the nearest full share.

(e) The number and kind of securities purchasable upon the conversion of this Convertible Debenture shall be subject to adjustment from time-to-time upon the happening of certain events as follows:

(1) Reclassification, Consolidation or Merger. In case of any reclassification or change of outstanding securities of the class of securities which are issuable upon conversion of this Convertible Debenture (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination or an increase in the number of such securities outstanding) or in case of any consolidation or merger of the Issuer with or into another corporation (other than a merger with another corporation in which the Issuer is the surviving corporation and which does not result in any reclassification or change, other than a change in par value, or as a result of a subdivision or combination of outstanding securities issuable upon the conversion of this Convertible Debenture or an increase or decrease in the number of such securities outstanding), or in case of any sale or transfer to another corporation of the property of the Issuer as an entirety or substantially as an entirety, the holder of this Convertible Debenture shall have the right to convert this Convertible Debenture (upon terms not less favorable to the holder than those theretofore applicable to this Convertible Debenture) and to receive upon such conversion, in lieu of the Conversion Shares theretofore issuable upon conversion of this Convertible Debenture, the kind and amount of shares of stock, and other securities, money or property receivable upon such reclassification, change, consolidation, merger, sale, or transfer by the holder of the Conversion Shares had the Convertible Debenture been converted immediately prior to such reclassification, change, consolidation, merger, sale or transfer. The adjustment provisions hereof shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

(2) Subdivision or Combination. If subsequent to a Conversion Date and prior to a Delivery Date, the Issuer shall subdivide or combine its outstanding securities of the class of securities which are issuable upon conversion of this Convertible Debenture, the amount of securities to be received upon such conversion shall be proportionately reduced in the case of a subdivision of such securities, or shall be proportionately increased, in the case of a combination of such securities, as of the effective date of such combination.

(3) Stock Dividends. If the Issuer at any time while this Convertible Debenture is outstanding shall pay a dividend or make any other distribution on its common stock payable in shares of its common stock, in either case, other than from current or accumulated earnings, then the amount of securities obtainable hereunder shall be adjusted, as of the date the Issuer shall take a record of holders of its common stock for the purpose of receiving such dividend or other distribution (or if no record is taken, as at the date of such payment or other distribution) to that price determined by multiplying the amount of common stock obtainable hereunder immediately prior to such payment or other distribution by a fraction, (a) the numerator or which shall be the total number of shares of common stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of common stock outstanding immediately after such dividend or distribution.

(CORPORATE SEAL)

FOR: **FIDELIS ENERGY, INC.**

President
Dan Hodges

FOR: **CHUNUK FINANCIAL CORP.**

President

(2) Subdivision or Combination. If subsequent to a Conversion Date and prior to a Delivery Date, the Issuer shall subdivide or combine its outstanding securities of the class of securities which are issuable upon conversion of this Convertible Debenture, the amount of securities to be received upon such conversion shall be proportionately reduced in the case of a subdivision of such securities, or shall be proportionately increased, in the case of a combination of such securities, as of the effective date of such combination.

(3) Stock Dividends. If the Issuer at any time while this Convertible Debenture is outstanding shall pay a dividend or make any other distribution on its common stock payable in shares of its common stock, in either case, other than from current or accumulated earnings, then the amount of securities obtainable hereunder shall be adjusted, as of the date the Issuer shall take a record of holders of its common stock for the purpose of receiving such dividend or other distribution (or if no record is taken, as at the date of such payment or other distribution) to that price determined by multiplying the amount of common stock obtainable hereunder immediately prior to such payment or other distribution by a fraction, (a) the numerator or which shall be the total number of shares of common stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of common stock outstanding immediately after such dividend or distribution.

(CORPORATE SEAL) FOR: **FIDELIS ENERGY, INC.**

President

FOR: **CHUNUK FINANCIAL CORP.**

President

A. FUNDULUS